UNITED STATES TEST LABORATORY, L.L.C.

FINANCIAL STATEMENTS AND
SUPPLEMENTARY INFORMATION

Ten Months Ended October 31, 2007
and Year Ended December 31, 2006

INDEPENDENT AUDITORS’ REPORT

The Members
United States Test Laboratory, L.L.C.
Wichita, Kansas

We have audited the accompanying balance sheets of United States Test Laboratory, L.L.C. as of October 31, 2007 and December 31, 2006 and the related statements of income, members’ equity and cash flows for the ten month and twelve month periods then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States Test Laboratory, L.L.C. as of October 31, 2007 and December 31, 2006, and the results of its operations and its cash flows for the ten month and twelve month periods then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying Schedules of Operating Expenses is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

November 28, 2007

FINANCIAL STATEMENTS

UNITED STATES TEST LABORATORY, L.L.C.
BALANCE SHEETS
October 31, 2007 and December 31, 2006

	October 31, 2007	December 31, 2006

ASSETS

CURRENT ASSETS
Cash	$1,229,706	$957,026
Accounts receivable, less allowance for doubtful accounts of $20,997 in 2007 and 2006	467,352	608,558
Prepaid expenses	15,136	12,271

TOTAL CURRENT ASSETS	1,712,194	1,577,855

PROPERTY AND EQUIPMENT
Office and testing equipment	192,806	191,970
Leasehold improvements	127,131	127,131
Testing fixtures	142,229	127,888
Vehicles	26,586	26,586

	488,752	473,575
Less accumulated depreciation	306,081	253,235

	182,671	220,340

	$1,894,865	$1,798,195

	October 31, 2007	December 31, 2006

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$7,897	$2,268
Payable, other	6,000	6,000
Payroll taxes payable	1,528	13,245
Sales tax payable	1,102	1,724
Due to member	2,621	20,696
Deferred revenue	—	1,975
Accrued expenses
Compensation	32,346	8,808
Vacation	12,427	7,614
Other	4,842	3,688

TOTAL CURRENT LIABILITIES	68,763	66,018

MEMBERS’ EQUITY	1,826,102	1,732,177

	$1,894,865	$1,798,195

See accompanying notes.

UNITED STATES TEST LABORATORY, L.L.C.
STATEMENTS OF INCOME AND MEMBERS’ EQUITY
Ten Months Ended October 31, 2007 and Year Ended December 31, 2006

	Ten Months Ended October 31, 2007	Year Ended December 31, 2006

REVENUES	$4,249,107	$3,470,784

OPERATING EXPENSES	956,238	1,053,511

INCOME FROM OPERATIONS	3,292,869	2,417,273

OTHER INCOME
Interest and dividends	30,797	1,797
Other income	84	3,291

	30,881	5,088

NET INCOME	$3,323,750	$2,422,361

MEMBERS’ EQUITY AT BEGINNING OF PERIOD	$1,732,177	1,202,119

Member distributions	(3,229,825)	(1,892,303)

Net income	3,323,750	2,422,361

MEMBERS’ EQUITY AT END OF PERIOD	$1,826,102	$1,732,177

See accompanying notes.

UNITED STATES TEST LABORATORY, L.L.C.
STATEMENTS OF CASH FLOWS
Ten Months Ended October 31, 2007 and Year Ended December 31, 2006

	Ten Months Ended October 31, 2007	Year Ended December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,323,750	$2,422,361
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	52,846	64,248
(Increase) decrease in:
Accounts receivable	141,206	(279,995)
Prepaid expenses	(2,865)	(7,964)
Increase (decrease) in:
Accounts payable and other	22,795	(8,109)
Due to member	(18,075)	15,836
Deferred revenue	(1,975)	(2,265)

NET CASH PROVIDED BY
OPERATING ACTIVITIES	3,517,682	2,204,112

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(15,177)	(32,823)

NET CASH USED IN
INVESTING ACTIVITIES	(15,177)	(32,823)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to member	(3,229,825)	(1,892,303)

NET CASH USED IN
FINANCING ACTIVITIES	(3,229,825)	(1,892,303)

NET INCREASE IN CASH	272,680	278,986

CASH AT BEGINNING OF PERIOD	957,026	678,040

CASH AT END OF PERIOD	$1,229,706	$957,026

See accompanying notes.

UNITED STATES TEST LABORATORY, L.L.C.
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of United States Test Laboratory, L.L.C. (the Company) is presented to assist in understanding the Company's financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations

Formed in 1998, the Company is a Kansas Limited Liability Company (L.L.C.) with an infinite duration unless its existence is terminated sooner as specified in the operating agreement. As a L.L.C., members have limited liability for the debts, liabilities, contracts or other obligations of the Company. The Company provides ballistic testing services to customers throughout the United States.

Basis of Accounting

The Company uses the accrual basis of accounting for financial statement purposes. The cash basis of accounting is used for income tax purposes.

Income Taxes

Effective January 1, 2002, the Company elected by the unanimous consent of its members to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, members are taxed individually on their respective proportion of the Company's taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of preparing the statement of cash flows, unrestricted currency, certificates of deposit, demand deposit, and money market accounts are considered cash, and unrestricted investments with an original maturity of three months or less are considered cash equivalents.

UNITED STATES TEST LABORATORY, L.L.C.
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Allowance for Doubtful Accounts

The Company uses the reserve for bad debt method of valuing doubtful accounts receivable which is based on historical experience, coupled with a review of the current status of existing accounts receivables.

Property and Equipment

Property and equipment are carried at cost and depreciated over the estimated useful lives of the assets. Depreciation is computed using the straight-line method for financial statement purposes. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Depreciation expense was $52,846 and $64,248 for the ten months ended October 31, 2007 and year ended December 31, 2006, respectively.

Shipping and Handling Costs

The Company includes shipping and handling costs in operating expenses. Total shipping and handling costs were $25,203 and $21,155 for the ten months ended October 31, 2007 and the year ended December 31, 2006, respectively.

NOTE B - 401(K) PROFIT SHARING PLAN

The Company has a 401(K) Profit Sharing Plan covering substantially all employees. The Plan provides for Company contributions at the discretion of management, as defined under the Plan. The Company's contributions for the ten months ended October 31, 2007 and year ended December 31, 2006 were $14,811 and $16,039, respectively.

NOTE C - SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade receivables.

The Company maintains its cash balances in a financial institution located within the same geographic region as the Company. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At October 31, 2007, the Company had $1,156,721 uninsured cash balances.

The Company extends unsecured credit to existing customers. First time customers must prepay for services. Customer accounts are closely monitored by management for credit worthiness to limit risk of uncollectible accounts.

UNITED STATES TEST LABORATORY, L.L.C.
NOTES TO FINANCIAL STATEMENTS

NOTE D - RELATED PARTY TRANSACTIONS

The Company leases its office building from an affiliate wholly-owned by the Company's members on a month-to-month operating lease. Rent expense was $50,000 and $60,000 for the ten months ended October 31, 2007 and the year ended December 31, 2006, respectively.

Due to member represents certain Company expenses charged on credit cards of the member. Reimbursements are made to the member for such expenses on a monthly basis.

NOTE E - MAJOR CUSTOMERS

Approximately 53 percent of the Company's revenue for the ten months ended October 31, 2007 resulted from sales to four customers. For the year ended December 31, 2006 approximately 47 percent of the Company's revenue resulted from sales to the same four customers.

NOTE F - COMPENSATED ABSENCES

The Company accrues vacation pay when earned. At October 31, 2007 and December 31, 2006, accrued vacation was $12,427 and $7,614, respectively.

NOTE G - SUBSEQUENT EVENT

As of October 31, 2007, the Company is in negotiations with an independent third party involving the sale of the Company.

SUPPLEMENTARY INFORMATION

UNITED STATES TEST LABORATORY, L.L.C.
SCHEDULES OF OPERATING EXPENSES
Ten Months Ended October 31, 2007 and Year Ended December 31, 2006

	Ten Months Ended October 31, 2007	Year Ended December 31, 2006

Bad debt	$—	$11,767
Contract labor	3,760	1,125
Depreciation	52,846	64,248
Donations	175	166
Insurance	47,703	61,537
Life insurance	3,120	4,160
Meals and entertainment	7,277	7,733
Miscellaneous	2,901	5,042
Office expense	6,123	4,584
Officers' salaries	110,000	130,000
Payroll taxes	27,622	37,695
Postage	432	1,010
Professional fees	10,937	11,065
Professional relations	71	1,657
Profit sharing contribution	14,811	16,039
Rent	50,000	60,000
Repairs and maintenance	13,739	13,265
Service charges	3,902	6,839
Shipping and handling	25,203	21,155
Taxes	11,725	14,806
Testing supplies	177,575	174,087
Training	—	8,000
Travel	2,205	6,707
Utilities	14,762	17,603
Wages	369,349	373,221

	$956,238	$1,053,511

See independent auditors' report.